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                              STARBUCKS CORPORATION
                             1989 STOCK OPTION PLAN
                                       FOR
                             NON-EMPLOYEE DIRECTORS
                (Adopted 1/89, amended 4/89, 5/91, 9/94 and 9/96)

    1.    PURPOSE.

    The purpose of the Starbucks Corporation 1989 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors of Starbucks Corporation (the "Corporation") for the benefit of the Corporation and its stockholders and to provide an additional incentive for such directors to continue to work for the best interest of the Corporation and its stockholders through continuing ownership of its common stock.

    2.    SHARES SUBJECT TO THE PLAN.

    The total number of shares of common stock, no par value of the Corporation ("Shares"), for which options may be granted under the Plan shall not exceed 350,000 in the aggregate, subject to adjustment hereafter in accordance with
Section 11 hereof. Within the foregoing limitations, Shares for which options have been granted pursuant to the Plan but which options have lapsed or otherwise terminated shall become available for the grant of additional options. There will be reserved for issuance or transfer from the Corporation's reserve of authorized but unissued shares upon the exercise of options granted under the Plan 350,000 Shares, subject to adjustment hereafter in accordance with Section 11 hereof.

    3.    ADMINISTRATION OF PLAN.

    The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). The Board shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

    4.    ELIGIBILITY; GRANT OF OPTION.

    Each director of the Corporation who is not, and has not during the immediately preceding 12 month period been, an employee of the Corporation or any parent or subsidiary of the Corporation (a "Participant") shall automatically be a Participant in the Plan. Each Participant who is in office on December 31 of any year beginning December 31, 1994, shall, on the immediately succeeding January 15, automatically be granted an option to acquire 10,000 shares under the Plan.


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    5.    OPTION AGREEMENT.

    Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Corporation and by the Participant to whom such option is granted, which Agreements may but need not be identical and which shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the Participant agrees to continue to serve as a director of the Corporation during the term for which he or she was elected. Any Agreement may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board. No option shall be deemed granted within the meaning of the Plan and no purported grant of any option shall be effective, until such Agreement shall have been duly executed on behalf of the Corporation and the Participant to whom the option is to be granted.

    6.    OPTION EXERCISE PRICE.

    The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option on the grant date (the "Pricing Date"). For purposes hereof, the fair market value of the Shares covered by an option shall be the average of the high and low sales prices of the Shares on the applicable date as reported in the National Market List of the National Association of Securities Dealers Inc. Automated Quotation System or on the principal national securities exchange on which the Shares are then listed for trading, or if the Shares are not listed for trading on any such system or exchange, the fair market value shall be as determined by the Company's Board of Directors.

    7.    TIME AND MANNER OF EXERCISE OF OPTION.

        a. Options granted under the Plan shall be immediately exercisable.

        b. The option may be exercised from time to time, by giving notice to the Corporation or, if the Corporation requires, the brokerage firm designated by the Corporation, stating the number of Shares with respect to which the option is being exercised. The option shall be exercised by payment in full for such Shares, which payment may be in whole or in part in shares of the common stock of the Corporation already owned by the person or persons exercising the option, valued at fair market value on the date of payment (as determined pursuant to Section 6 hereof). The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Corporation.

        c. Upon exercise of the option, delivery of a certificate for fully paid and nonassessable Shares shall be made at the principal office of the Corporation or the Corporation's brokerage firm to the person or persons exercising the option as soon as practicable (but in no event more than 30 days) after the date of receipt of the notice of exercise by the Corporation, or the Corporation's brokerage firm, or at such time, place,


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and manner as may be agreed upon by the Corporation and the person or persons exercising the option.

    8.    TERM OF OPTIONS.

    Each option shall expire ten years from the date of the granting thereof, but shall be subject to earlier termination as follows:

        a. In the event of the death of a Participant, the option granted to such Participant may be exercised by the estate of such Participant, or by any person or persons who acquired the right to exercise such option by will or by the laws of descent and distribution. Such option may be exercised at any time within 180 days after the date of death of such Participant or prior to the date on which the option expires by its terms, whichever is earlier.

        b. Except as stated in paragraph (c) below, in the event that a Participant ceases to be a director of the Corporation, other than by reason of his or her death, the options granted to such Participant may be exercised, for a period of thirty (30) days after such date, or prior to the date on which the option expires by its terms, whichever is earlier.

        c. In the event a Participant is removed from the Board of Directors for cause as determined by the shareholders, the options granted to such Participant must be exercised prior to his removal.

    9.    TRANSFERABILITY OF OPTIONS.

    The right of any Participant to exercise an option granted to him or her under the Plan shall not be assignable or transferable by such Participant otherwise than (i) by will or the laws of descent and distribution, or (ii) by gift or, with the consent of the Corporation, for value to immediate family members of the Participant, partnerships of which the only partners are members of the Participant's immediate family and trusts established solely for the benefit of such family members; and solely as it pertains to effecting an exercise of an option transferred in accordance with this Section 9, the term Participant shall include a permitted transferee.

    10.    NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

    Neither the recipient of an option under the Plan nor his or her successors in interest shall have any rights as a stockholder the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.


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    11.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

    In the event that the outstanding shares of the common stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation, by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividend payable in capital stock, appropriate adjustment shall be made in the number and kind of shares subject to and reserved for issuance or transfer under the Plan and as to which outstanding options (or portions thereof then unexercised) shall be exercisable, to the end that the proportionate interest of Participants and prospective Participants, with respect to options theretofore granted and to be granted, shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options, but with a corresponding adjustment in the option price per share.

    12.    RESTRICTIONS ON ISSUE OF SHARES.

    Anything in this Plan to the contrary notwithstanding, the Corporation may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until on the following conditions shall be satisfied:

        (i) the Shares with respect to which an option has been exercised are at the time of the issue or transfer of such Shares effectively registered under applicable federal securities laws now in force or hereafter amended; or

        (ii) counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal securities laws now in force or hereafter amended.

It is intended that all exercises of options shall be effective. Accordingly, the Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a posteffective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance or transfer from the Corporation's reserve of authorized but unissued Shares in respect of which any option may be exercised.

    13.    PURCHASE FOR INVESTMENT.

    Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Corporation shall be under no obligation to issue or transfer any Shares covered by any option unless the person or persons who exercise such option, in whole or in part, shall give a written representation and undertaking to the Corporation,


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which is satisfactory in form and scope to counsel to the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she is acquiring the Shares issued or transferred to him or her for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution for any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if Shares are issued or transferred without such registration a legend to this effect may be placed upon the certificates representing the Shares.

    14.    EFFECTIVE DATE.

    The effective date (the "Effective Date") of this Plan was January 17, 1989.

    15.    EXPENSES OF THE PLAN.

    All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation and none of such expenses shall be charged to any Participant.

    16.    TERMINATION AND AMENDMENT OF PLAN.

    Unless sooner terminated as herein provided, the Plan shall terminate ten years from the Effective Date. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that, except as provided in Section 11, the Board may not, without the approval of the stockholders of the Corporation, increase the maximum aggregate number of shares for which options may be granted under the Plan or the number of Shares for which an option may be granted to any Participant. Termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under an option previously granted to him or her.


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